Exhibit 99.3

Unaudited Quarterly Pro Forma Selected Financial Data
(on a pro forma consolidated and a pro forma segment basis)
For the quarters ended March 31, 2007, June 30, 2007, September 30, 2007,
December 31, 2007 and March 31, 2008

The following quarterly pro forma selected financial data presents the selected financial data in the format presented in SureWest Communication’s (the “Company” or “SureWest”) quarterly report on Form 10-Q for the quarter ended March 31, 2008 for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008. The quarterly pro forma selected financial data is based on the Company’s historical consolidated financial statements and Everest Broadband, Inc.’s (“Everest”) historical consolidated financial statements and have been adjusted to give effect of the Company’s acquisition of Everest which was consummated on February 13, 2008. The purchase price of $175,536, excluding expenses, was paid in cash, a portion of which was funded with debt proceeds. The unaudited quarterly pro forma condensed combined statements of operations for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008 give effect as if the acquisition had occurred on January 1, 2007. The unaudited condensed combined pro forma financial information reflects the purchase of Everest as an acquisition of a business and represents a current estimate of the financial information based on available information from the Company and Everest.

On May 9, 2008, the Company, SureWest Wireless, a wholly-owned direct subsidiary of the Company (“SWW”), and West Coast PCS LLC, a wholly-owned direct subsidiary of SWW (“West Coast” and together with SWW, the “Sellers”) sold the operating assets of SWW to Cellco Partnership, a Delaware general partnership doing business as Verizon Wireless (“Verizon”). The purchased assets do not include Sellers owned communication towers. The asset purchase agreement provides for an aggregate purchase price of $69,000, subject to a working capital adjustment. Due to the significance of this transaction, the Company has included additional quarterly pro forma information to reflect the classification of the SWW operations as discontinued operations.

Commencing with the first quarter of 2008, the results of the SureWest Wireless business to be sold are presented as discontinued operations in the Company’s consolidated financial statements. Additional pro forma information has been provided in the unaudited quarterly pro forma condensed combined statements of operations to reflect the classification of the operations of SureWest Wireless as discontinued. The operations of the Company’s owned communication towers included in the SureWest Wireless assets and results will be retained by the Company and are included in the Broadband segment results.

Unaudited Quarterly Pro Forma Selected Financial Data
Consolidated
(Amounts in Thousands)

	Quarter Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008
Operating revenues(1)
Broadband	$30,804	$32,155	$32,464	$33,188	$34,599
Telecom	26,361	27,249	26,197	26,175	24,578
Operating revenues	$57,165	$59,404	$58,661	$59,363	$59,177

Income (loss) from operations
Broadband	$(5,853)	$(4,459)	$(5,118)	$(10,317)	$(5,950)
Telecom	9,593	10,189	10,137	11,642	10,237
Income from operations	$3,740	$5,730	$5,019	$1,325	$4,287

Operating EBITDA(2)
Broadband	$2,164	$4,431	$4,041	$4,899	$3,758
Telecom	15,243	15,957	15,950	15,307	13,905
Operating EBITDA	$17,407	$20,388	$19,991	$20,206	$17,663

(1) External customers only

(2) Operating EBITDA represents net income (loss) excluding amounts for income taxes, depreciation and all other non-operating income/expenses, and is a common measure of operating performance in the telecommunications industry. Operating EBITDA is not a measure of financial performance under United States generally accepted accounting principles, and should not be considered in isolation or as a substitute for consolidated net income (loss) as a measure of performance.

Unaudited Quarterly Pro Forma Selected Financial Data
Broadband
(Amounts in Thousands)
	Quarter Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008
Data	$8,948	$9,283	$9,472	$9,629	$10,087
Video	9,208	9,538	9,544	9,735	10,424
Voice	5,197	5,236	5,218	5,254	5,205
Total residential revenues	23,353	24,057	24,234	24,618	25,716
Business	6,696	7,278	7,370	7,637	7,892
Access	229	232	296	187	319
Other	526	588	564	746	672
Total operating revenues from external customers	30,804	32,155	32,464	33,188	34,599
Intersegment revenues	159	162	142	144	140
Total operating revenues	30,963	32,317	32,606	33,332	34,739

Operating expenses(1)	28,799	27,886	28,565	28,433	30,981
Depreciation and amortization	8,017	8,890	9,159	9,762	9,708
Impairment loss on LMDS and related assets	-	-	-	5,454	-
Loss from operations	$(5,853)	$(4,459)	$(5,118)	$(10,317)	$(5,950)

Other Data:
Operating EBITDA(2)	$2,164	$4,431	$4,041	$4,899	$3,758

(1) Exclusive of depreciation and amortization

(2) Operating EBITDA represents net income (loss) excluding amounts for income taxes, depreciation and all other non-operating income/expenses, and is a common measure of operating performance in the telecommunications industry. Operating EBITDA is not a measure of financial performance under United States generally accepted accounting principles, and should not be considered in isolation or as a substitute for consolidated net income (loss) as a measure of performance.

Unaudited Quarterly Pro Forma Selected Financial Data
Telecom

(Amounts in Thousands)
	Quarter Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008
Residential	$10,543	$10,330	$9,769	$9,168	$8,902
Business	9,217	9,571	9,258	9,186	9,047
Access	6,382	7,010	6,842	7,518	6,342
Other	219	338	328	303	287
Total operating revenues from external customers	26,361	27,249	26,197	26,175	24,578
Intersegment revenues	4,434	4,633	4,779	4,684	4,343
Total operating revenues	30,795	31,882	30,976	30,859	28,921

Operating expenses(1)	15,552	15,925	15,026	15,552	15,016
Depreciation and amortization	5,650	5,768	5,813	3,665	3,668
Income from operations	$9,593	$10,189	$10,137	$11,642	$10,237

Other Data:
Operating EBITDA(2)	$15,243	$15,957	$15,950	$15,307	$13,905

(1) Exclusive of depreciation and amortization

(2) Operating EBITDA represents net income (loss) excluding amounts for income taxes, depreciation and all other non-operating income/expenses, and is a common measure of operating performance in the telecommunications industry. Operating EBITDA is not a measure of financial performance under United States generally accepted accounting principles, and should not be considered in isolation or as a substitute for consolidated net income (loss) as a measure of performance.

Unaudited Quarterly Pro Forma Selected Operating Metrics
for each of the Company’s Reportable Segments
as of and for the Quarters Ended

BROADBAND	3/31/2007 [1]	6/30/2007 [1]	9/30/2007 [1]	12/31/2007 [1]	3/31/2008 [1]
Residential
Video
Marketable Homes - Fiber & HFC [2]	194,400	197,700	199,600	205,200	211,000
RGUs - Fiber & HFC	49,500	50,200	50,900	51,700	52,500
RGUs - Copper	3,100	2,900	3,000	2,900	2,700
Penetration - Fiber & HFC	25.5%	25.4%	25.5%	25.2%	24.9%
ARPU	$59	$60	$59	$60	$63
Voice
Marketable Homes	278,100	279,900	280,900	283,900	286,600
RGUs	52,300	52,800	53,100	53,500	53,800
Penetration	18.8%	18.9%	18.9%	18.9%	18.8%
ARPU	$33	$33	$33	$33	$32
Data
Marketable Homes	278,100	279,900	280,900	283,900	286,600
RGUs	85,700	87,600	89,100	90,400	91,800
Penetration	30.8%	31.3%	31.7%	31.8%	32.0%
ARPU	$35	$36	$36	$36	$37
Total
Marketable Homes - Fiber, HFC, Copper	278,100	279,900	280,900	283,900	286,600
RGUs	190,600	193,500	196,100	198,500	200,800

Subscriber totals
Subscribers [3]	92,000	93,300	94,500	95,800	96,900
Penetration	33.1%	33.3%	33.6%	33.8%	33.8%
ARPU [4]	$86	$86	$86	$87	$89
Triple Play ARPU [5]	$106	$107	$106	$107	$110
Triple Play RGUs per Subscriber [5]	2.58	2.60	2.60	2.59	2.59
Churn	1.3%	1.7%	1.6%	1.5%	1.4%

Business [6]
Customers	5,300	5,500	5,700	5,800	6,000
ARPU	$436	$454	$441	$442	$444

TELECOM	3/31/2007[1]	6/30/2007[1]	9/30/2007[1]	12/31/200[1]	3/31/2008[1]
Residential
Voice
Marketable Homes	89,400	89,400	89,400	89,500	89,900
RGUs [7]	77,300	74,500	71,100	69,200	66,800
Penetration	86.5%	83.4%	79.6%	77.3%	74.4%
ARPU	$45	$46	$45	$44	$44
Churn	1.8%	2.6%	3.2%	2.5%	2.7%

Business [6]
Customers	10,000	9,900	9,900	9,800	9,600
ARPU	$308	$321	$312	$310	$311

NETWORK METRICS	3/31/2007[1]	6/30/2007[1]	9/30/2007[1]	12/31/200[1]	3/31/2008[1]
Marketable Homes - Fiber	104,100	106,600	108,500	114,200	119,900
Marketable Homes - HFC	90,300	91,000	91,000	91,100	91,100
Marketable Homes - Copper	83,700	82,200	81,300	78,700	75,600
Total	278,100	279,800	280,800	284,000	286,600

ACCESS LINES - Telecom [8]	124,400	121,000	116,900	113,600	110,200

[1] The calculation of certain metrics have been revised over time to reflect the current view of our business. Where necessary prior period metric calculations have been revised to conform with current practice. All amounts rounded to the nearest 100s, except percents and dollars.

[2] Marketable Homes - Fiber & HFC consists of Sacramento fiber homes and Kansas City hybrid fiber coax (HFC) homes.

[3] A residential subscriber is a customer who subscribes to one or more residential RGU.

[4] ARPU is the total residential revenue per average subscriber.

[5] Triple play ARPU and RGU per Subscriber includes the total residential revenue per average subscriber and ending RGUs per ending subscriber for the triple play markets, excluding the ILEC market.

[6] A business customer is a customer who subscribes to business data, voice or video and represents a unique customer account. ARPU is the total business revenue per average customer.

[7] A voice RGU is a residential customer who subscribes to one or more voice access line.

[8] Telecom access lines include residential and business access lines for information purposes. Subscriber counts are already included in the Telecom segment metrics above.